UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 25, 2026
Federal Home Loan Bank of Topeka
__________________________________________
(Exact name of registrant as specified in its charter)

Federally chartered corporation of the United States	000-52004	48-0561319
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
500 SW Wanamaker Road, Topeka, KS		66606
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: 785.233.0507

Not Applicable
___________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                        Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Election of Directors

On September 25, 2026, Mr. Barry J. Lockard, President and CEO of Cornhusker Bank in Lincoln, Nebraska, was deemed elected as a member director of the Federal Home Loan Bank of Topeka (FHLBank) from the State of Nebraska for a four-year term commencing January 1, 2027, and expiring December 31, 2030.

The member directorship is being filled without election because only one nominee, Mr. Lockard, accepted the nomination for the one member directorship up for election in Nebraska in 2026. Mr. Lockard was deemed elected to FHLBank’s board of directors in accordance with the rules governing the election of Federal Home Loan Bank directors specified in the Federal Home Loan Bank Act of 1932, as amended (Bank Act), and the regulations of the Federal Housing Finance Agency (FHFA). A

At the time of filing there has been no determination on which committees Mr. Lockard may serve in 2027.

Pursuant to the Bank Act and FHFA regulations, the majority of FHLBank’s directors, known as member directors, are elected by FHLBank’s membership in each state. The remaining directors, known as independent directors, are elected through district-wide elections. In the normal course of its business, FHLBank extends credit to members whose officers or directors may serve as member directors of FHLBank. All loans extended by FHLBank to such members are on market terms that are no more favorable to them than the terms of comparable transactions with other members.

FHLBank expects to compensate its directors pursuant to FHLBank’s 2027 Board of Directors Compensation Policy, after it is approved by FHLBank’s Board of Directors and has received non-objection from the FHFA.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Topeka

September 25, 2026	By: /s/ Carl M. Koupal, III
Date	Name: Carl M. Koupal, III
Title: Executive Vice President, Chief Mission Officer / Chief Legal Officer